                                                                    EXHIBIT 10.7



                                 CONFIDENTIAL


                 --------------------------------------------

                            2000 OFFICER SHORT-TERM
                           INCENTIVE PLAN FINANCIAL
                              PERFORMANCE MEASURE

                 --------------------------------------------


                          NOMINATING AND COMPENSATION
                      COMMITTEE OF THE BOARD OF DIRECTORS


                                 MARCH 2, 2000


                                                    [LOGO of PG&E Corporation]

2000 OFFICER STIP FINANCIAL PERFORMANCE MEASURE
--------------------------------------------------------------------------------

                                  BACKGROUND

SHORT-TERM INCENTIVE PLAN STRUCTURE
-----------------------------------

- At its meeting on September 15, 1999, the Nominating and Compensation Committee reviewed and approved the 2000 Short-Term Incentive Plan (STIP) structure for officers of the Corporation and each subsidiary. The structure established the weighting of corporate earnings per share (EPS), subsidiary EPS, and other performance factors for officers. The structure requires and implementing methodology to link the EPS performance levels to threshold, minimum, and maximum incentive payout levels, which is contained in this document.

2000 0FFICER STIP FINANCIAL PERFORMANCE MEASURE
--------------------------------------------------------------------------------


                   2000 SHORT-TERM INCENTIVE PLAN STRUCTURE



     OFFICER GROUP                 AWARD COMPONENT                WEIGHT              PERFORMANCE MEASURE
     -------------                 ---------------                ------              -------------------
PGE&E Corporation           Corporate Financial Performance        100%           Corporate EPS from operations

President & CEO, PG&E       Corporate Financial Performance         25%           Corporate EPS from operations
National Energy Group       Subsidiary Performance                  75%           Average STIP rating of respective
President & CEO,                                                                   subsidiary(ies)
Pacific Gas and Electric
Company
------------------------------------------------------------------------------------------------------------------------------------
Pacific Gas and Electric    Subsidiary Financial Performance        75%           Subsidiary contribution to corporate EPS
Company                                                                           from operations
                            Subsidiary Operational                  25%           Financial, operating, and service
                            Performance                                           measures determined by subsidiary
                                                                                  CEO
------------------------------------------------------------------------------------------------------------------------------------
PG&E Gas Transmission       PG&E National Energy Group           50 - 100%        National Energy Group contribution to
PG&E Energy Trading         Financial Performance                                 corporate EPS from operations
PG&E Energy Service
PG&E Generating             Corporate Financial Performance       0 - 25%         Corporate EPS from operations

                            Subsidiary Operational/Financial      0 - 50%         Financial, operating, and service
                            Performance                                           measures determined by President &
                                                                                  CEO, PG&E National Energy Group

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